UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

The TriZetto Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27501	33-0761159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 San Nicolas Drive, Suite 360, Newport Beach, California 92660

(Address of principal executive offices)

949-719-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On August 4, 2008, The TriZetto Group, Inc. (“TriZetto”) consummated its previously announced merger (the “Merger”) with TZ Merger Sub, Inc. (“Merger Sub”), an indirect subsidiary of TZ Holdings, L.P. (“Parent”), and as a result TriZetto is now an indirect subsidiary of Parent. The Merger was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 11, 2008, as amended, by and among TriZetto, Parent and Merger Sub. Parent is controlled by affiliates of Apax Partners, L.P. BlueCross BlueShield of Tennessee, Inc., Regence BlueCross BlueShield of Oregon, Regence BlueCross BlueShield of Utah and Regence BlueShield provided a portion of the funding for the transaction and are equity investors in Parent.

Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2008, TriZetto terminated the Amended and Restated Credit Agreement, dated January 10, 2007, as amended, by and among TriZetto, each of TriZetto’s subsidiaries, and Wells Fargo Foothill, Inc. and entered into the Credit Agreement among Merger Sub, TZ US Holdco, Inc., Royal Bank of Canada, as Administrative Agent and Collateral Agent, and each lender from time to time party thereto.

In addition, on August 4, 2008, in connection with the Merger and related transactions, Merger Sub issued $187,500,000 aggregate principal amount of 13.5% senior notes due 2016 under an indenture dated as of August 4, 2008 (the “Indenture”) between Merger Sub and Wells Fargo Bank, National Association, as trustee. Upon the consummation of the Merger, TriZetto succeeded to the rights and obligations of Merger Sub under the Indenture.

Item 1.02 Termination of a Material Definitive Agreement

The information in Item 1.01 above is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on August 4, 2008, Merger Sub merged with and into TriZetto, with TriZetto as the surviving corporation in the Merger and continuing as an indirectly-owned subsidiary of Parent. Pursuant to the terms of the Merger Agreement and as a result of the Merger, each outstanding share of the common stock (the “Common Stock”) of the Company was converted into the right to receive $22.00 cash per share.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was previously attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 11, 2008, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, the Company has notified NASDAQ (the “Exchange”) that each outstanding share of Common Stock was converted in the Merger into the right to receive $22.00 in cash and the Exchange has filed a notification of removal from listing on Form 25 with the Commission with respect to the Common Stock. In addition, the Company plans to file with the Commission on August 13, 2008, a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under the Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Stock under the Exchange Act be suspended.

Item 5.01 Changes in Control of Registrant

The information in Item 2.01 above is incorporate herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2008, TriZetto entered into an employment agreement with Jeffery H. Margolis providing for his continued employment with TriZetto going forward.

Item 8.01 Other Events.

On August 4, 2008, TriZetto and Parent issued a joint press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

These filings contain forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about future revenue, profits, cash flows and financial results, the market for TriZetto’s services, future service offerings, change of control, industry trends, client and partner relationships, TriZetto’s operational capabilities, future financial structure, uses of cash, anticipated dilution or accretion of acquisitions or proposed transactions. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the ability of TriZetto to successfully integrate the businesses of TriZetto and its acquisitions or partners; the contributions of acquisitions to TriZetto’s operating results; the effectiveness of TriZetto’s implementation of its business plan, the market’s acceptance of TriZetto’s new and existing products and services, the timing of new bookings, risks associated with management of growth, reliance on third parties to supply key components of TriZetto’s services, attraction and retention of employees, variability of quarterly operating results, competitive factors, other risks associated with acquisitions, changes in demand for third party products or solutions which form the basis of TriZetto’s service and product offerings, financial stability of TriZetto’s customers, the ability of TriZetto to meet its contractual obligations to customers, including service level and disaster recovery commitments, changes in government laws and regulations; risks associated with rapidly changing technology; as well as the other risks identified in TriZetto’s filings with the Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting TriZetto’s Investor Relations department at 949-719-2225 or at TriZetto’s web site at www.trizetto.com. TriZetto undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations after the date of these filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: August 8, 2008	By:	/s/ James J. Sullivan
James J. Sullivan
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 4, 2008